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                       SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D. C. 20549
                                 -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        -------------------------------------------
                    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                      A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                          ----------------------------------------

                                  THE CHASE MANHATTAN BANK
                    (Exact name of trustee as specified in its charter)

New York                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                                 identification No.)

270 Park Avenue
New York, New York                                              10017
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017

                                 Tel: (212) 270-2611
                 (Name, address and telephone number of agent for service)
                       ---------------------------------------------
                            ORANGE AND ROCKLAND UTILITIES, INC.
                    (Exact name of obligor as specified in its charter)
New York                                                13-1727729
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

One Blue Hill Plaza
Pearl River, New York                                          10965
 (Address of principal executive offices)                    (Zip Code)
                                       Debt Securities
                             (Title of the indenture securities)


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                                       -2-

                                     GENERAL

Item 1.                                            General Information.

      Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, New York  12110.

      Board of Governors of the Federal Reserve System, Washington, D.C., 20551

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.


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                                      - 3 -

Item 16.    List of Exhibits

        List  below  all  exhibits   filed  as  a  part  of  this  Statement  of
Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3.  None,   authorization  to  exercise  corporate  trust  powers  being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

        5.  Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.  Not applicable.

        9.  Not applicable.
                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of May, 2000.

                            THE CHASE MANHATTAN BANK

                             By /s/ James P. Freeman
                                    James P. Freeman
                                     Vice President



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                              Exhibit 7 to Form T-1

                                Bank Call Notice

                               RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank

                          of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,

                             a member of the Federal Reserve System,

                         at  the  close  of  business   December  31,  1999,  in
                 accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
                           ASSETS                           in Millions

Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ........................................       $  13,271
   Interest-bearing balances ..............................            30,165
Securities:  ...............................................
Held to maturity securities...................................            724

Available for sale securities..................                        54,770

Federal funds sold and securities purchased under
   agreements to resell .............................................. 26,694
Loans and lease financing receivables:
   Loans and leases, net of unearned income    $132,814
   Less: Allowance for loan and lease losses      2,254
   Less: Allocated transfer risk reserve .........    0
                                               ------------
   Loans and leases, net of unearned income,
   allowance, and reserve ........................................... 130,560
Trading Assets ....................................................... 53,619

Premises and fixed assets (including capitalized
   leases)........................................................      3,359
Other real estate owned
 ......................................................                     29

Investments in unconsolidated subsidiaries and
   associated companies..........................................         186
Customers' liability to this bank on acceptances
   outstanding ...................................................        608

Intangible assets ...................................................   3,659

Other assets ......................................................... 14,554

TOTAL ASSETS ......................................................  $332,198
                                                                    =========


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                                   LIABILITIES

Deposits

   In domestic offices ......................................        $102,421
   Noninterest-bearing .......         $41,580
   Interest-bearing ................    60,841
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's
 .................................................................     108,233
Noninterest-bearing .....................$  6,061
   Interest-bearing ....................  102,172

Federal funds purchased and securities sold under agree-
ments to repurchase ..............................................     47,425

Demand notes issued to the U.S. Treasury ........................         100
Trading liabilities ................................................   33,626

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

   With a remaining maturity of one year or less ...........            3,964
       With a remaining maturity of more than one year
          through three years............................................  14

       With a remaining maturity of more than three years.............     99

Bank's liability on acceptances executed and outstanding                  608
Subordinated notes and debentures ...........................           5,430
Other liabilities .....................................................11,886

TOTAL LIABILITIES ..............................................      313,806

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                               0
Common stock ......................................................     1,211

Surplus  (exclude all surplus related to preferred stock)...           11,066
Undivided profits and capital reserves ..........................       7,376
Net unrealized holding gains (losses)
on available-for-sale securities ....................................  (1,277)
Accumulated net gains (losses) on cash flow hedges.........                 0
Cumulative foreign currency translation adjustments .........              16
TOTAL EQUITY CAPITAL .......................................           18,392
                                                                        ------
TOTAL LIABILITIES AND EQUITY CAPITAL .......................         $332,198
                                                                   ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                        WILLIAM B. HARRISON, JR.        )
                        HELENE L. KAPLAN                )    DIRECTORS
                        HENRY B. SCHACHT                )
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